SHEPMYERS INVESTMENT COMPANY


                          ANNUAL REPORT TO SHAREHOLDERS



                                December 31, 1999



                                  P.O. Box 339
                           Hanover, Pennsylvania 17331

/LOGO/

                          SHEPMYERS INVESTMENT COMPANY


                                  P.O. BOX 339
                           HANOVER, PENNSYLVANIA 17331

February 28, 2000

Dear Shareholder:

We are pleased to forward the Annual Report reflecting the company's financial results for the year ended December 31, 1999.

The U.S. economy has closed out the century on a strong note and appears to be in excellent shape. Growth is surging, inflation is low and jobs are plentiful. Gross Domestic Product (GDP) for the fourth quarter is expected to be in the 5.5% range, driven by strong household demand. For all of 1999, the indication is that consumer spending grew in excess of 5%, enough to account for almost all of the growth in the economy. With the housing industry experiencing another record year, the personal savings rate currently at all-time lows, and the labor market's momentum going into the year 2000, it is not surprising that consumer confidence is at the second highest level ever recorded.

All of the positive indicators in the economy did not bode well for the bond market. In 1999, the bond market recorded its worst year on record, with the 30-year Treasury Bond down 14.4% on a total return basis. Expectations within the capital markets are for interest rates to rise in the first half of 2000. With consumer demand so strong, the concern is that growth in supply won't be able to keep up, leading to inflation. It appears that the Federal Reserve's mindset is to increase interest rates further until there is evidence of slowing growth,

The yield on the Bond Buyer Index increased from 5.03% at the end of 1998 to 6.00% at the close of 1999. The portfolio's yield likewise rose from 5.23% at December 31, 1998 to 5.31% at December 31, 1999.

The portfolio continues to embody the goals of strong credit quality, diversification of holdings and conservative maturity structure. The portfolio is diversified among fifty-three separate issuers across twenty-one states. This diversification mitigates the risks associated with economic events occurring in any one state or region. Fifty-five percent of the bonds mature in eight years or less and the longest maturity in the portfolio is just under fifteen years. The weighted average maturity of the portfolio is conservative at 7.69 years.

On behalf of the Board of Directors, I am pleased to report the declaration of an extra dividend of $0.25 per share from earnings generated by the company during 1999. This is payable March 1, 2000 to shareholders of record 2/1/00. This brings the total distributions from 1999 earnings to $.9497.

To assist you in preparation of your 1999 income tax returns, listed below are certain tax attributes concerning the dividends paid to you during 1999.

1) Capital gain distribution represented $.0997 per share.

2) The remainder of the distributions to you ($.92 per share) during 1999 represented tax-exempt interest dividends for federal income tax purposes.

3) For Pennsylvania residents, 56.801 of the federally tax-exempt interest dividends should be considered Pennsylvania exempt-interest dividends and are not subject to Pennsylvania Personal Income Tax in 1999.

The Board has approved and has recommended shareholder approval of the merger of the Company with another tax-exempt mutual fund operated by Solomon Smith Barney.

Our normal first quarter dividend would have been paid on April 3, 2000. Due to the pending merger of the Company in April, 2000, and the related expenses therewith, the Board has delayed the declaration of any dividends. Any amounts earned by the Company prior to its merger will be distributed in the form of a dividend to its shareholders.

We appreciate the confidence you have expressed in the Board and welcome your questions and suggestions.

Sincerely,
/s/ Paul E. Spears
------------------
Paul E. Spears
President & Chairman of the Board

PES/sk

                          SHEPMYERS INVESTMENT COMPANY

                                FINANCIAL REPORT

                               DECEMBER 31, 1999

                                CONTENTS
                                                                     Page
                                                                     ----
INDEPENDENT ACCOUNTANT'S REPORT
ON THE FINANCIAL STATEMENTS                                             1

FINANCIAL STATEMENTS

     Statement of assets and liabilities                                2
     Schedule of investments                                          3-6
     Statement of operations                                            7
     Statements of changes in net assets                                8
     Financial highlights                                               9
     Notes to financial statements                                  10-13

                          INDEPENDENT AUDITOR'S REPORT


Shareholders and Board of Directors
Shepmyers Investment Company


     We have audited the accompanying statement of assets and liabilities of Shepmyers Investment Company, including the schedule of investments, as of December 31, 1999, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1998 and the financial highlights for each of the years ended December 31, 1995 through December 31, 1998 were audited by other auditors whose report dated January 29, 1999, expressed an unqualified opinion on those statements and financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Shepmyers Investment Company as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.



                                       /s/ Beard & Company, Inc.
                                       -------------------------
                                           Beard & Company, Inc.


Harrisburg, Pennsylvania
January 31, 2000

Shepmyers Investment Company

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                ASSETS
Investments at market value (cost $14,842,432)                      $14,720,801
Accrued interest receivable and other assets                            221,336
                                                                    -----------
     Total assets                                                    14,942,137
                                                                    -----------
             LIABILITIES
Dividends payable                                                       115,236
Accrued liabilities                                                      30,413
                                                                    -----------
     Total liabilities                                                  145,649
                                                                    -----------
Net assets at market, applicable to 768,238
   issued and outstanding common shares
   at $.50 par value per share, equivalent
   to $19.26 a share (2,000,000 shares authorized)                  $14,796,488
                                                                    ===========

See Notes to Financial Statements.

Shepmyers Investment Company

SCHEDULE OF INVESTMENTS

December 31, 1999


Principal                                                                                        Market
  Amount               Description                                                               Value
---------------------------------------------------------------------------------------------------------
                  Housing Finance Agency Bonds--1.62%,
  $ 250,000       Alaska State Housing Finance Corporation, 4.80%, due
                     6/01/09, callable 6/01/08 at 101                                         $   239,200
                                                                                              -----------
                  General Obligation Bonds--69.62%:
    300,000       Dauphin County, Pennsylvania, 4.90%, due 3/15/00
                     (MBIA)                                                                       300.570
    200,000       Pleasant Valley, Pennsylvania School District, 6.00%,
                     due 3/15/07, pre-refunded 3/15/00 at 100 (MBIA)                              200,760
    500,000       Washington Suburban Sanitation District, Maryland
                     water supply, 6.80, due 6/01/05, pre-refunded 6/01/01
                     at 102                                                                       525,750
    300,000       New Mexico State Severance, 5.20% due 7/01/01                                   301,050
    290,000       Ephrata Pennsylvania Area School District,
                     5.40%, due 10/15/09, callable 10/15/01 (FGIC)                                294,524
    350,000       Montgomery County, Pennsylvania, 5.20%, due
                     10/15/07, pre-refunded 10/15/00 at 100                                       353,010
    215,000       Utah State Municipal Finance Coop., Salt Lake,
                     6.90%, due 3/01/02 (LOC - Government Revenue
                     Pooled), callable 3/01/01 at 100                                             220,698
    155,000       Cambria County, Pennsylvania, 5.20%, due 8/15/02
                     (FGIC)                                                                       157,589
    400,000       Texas State Veterans Housing Assistance,
                     4.60%, due 12/01/03                                                          397,840
    300,000       Haverford Township, Pennsylvania School District
                     (Delaware County), 6.00%, due 6/01/09, pre-refunded
                     6/01/04 at 100 (FGIC)                                                        314,100
    350,000       Erie County, Pennsylvania, 4.90%, due 9/01/04                                   350,000
    225,000       Wilkes-Barre, Pennsylvania School District, (Luzerne
                     County), 6.00%, due 4/01/08, pre-refunded 10/01/04
                     at 100 (FGIC)                                                                236,385
    200,000       Seneca Valley, Pennsylvania School District, 5.50%,
                     due 2/15/09, pre-refunded 8/15/05 at 100                                     205,900
    250,000       Wissahickon, Pennsylvania School District, 4.75%, due
                     11/15/05, callable 11/15/02 at 100                                           249,597
    510,000       Indiana Bond Bank, Series A2, 6.75%, due 1/01/06,
                     callable 1/01/01 at 102 (LOC Sumitomo Bank Ltd.)                             528,258

Shepmyers Investment Company

December 31, 1999


Principal                                                                                        Market
  Amount               Description                                                               Value
---------------------------------------------------------------------------------------------------------
                  General Obligation Bonds -- 69.62% (Continued):
  $ 225,000       Tunkhannock, Pennsylvania Area School District, 4.45%,
                     due 7/15/06 (AMBAC)                                                      $   219,330
    210,000       Beaver County, Pennsylvania, 5.50%, due 10/01/10,
                     pre-refunded 10/01/06 at 100 (MBIA)                                          215,922
    150,000       Kane, Cook & Dupage Counties, Illinois, 4.45%, due
                     1/01/07 (FSA)                                                                144,840
    185,000       Greenville County, South Carolina, 4.00%, due 4/01/07                           174,603
    225,000       Johnson County, Kansas, 4.00%, due 9/01/07, callable
                     9/01/06 at 100                                                               210,533
    195,000       Shaler, Pennsylvania Area School District, 4.30%, due
                     10/01/07 (FSA)                                                               186,264
    170,000       Reading, Pennsylvania, 4.50%, due 11/15/07 callable
                     11/15/05 at 100 (AMBAC)                                                      164,696
    250,000       Dauphin County, Pennsylvania General Authority,
                     4.95%, due 6/01/26, puttable 6/02/08 at 100                                  246,325
    275,000       Nevada State Capital Improvement, 4.10%, due 4/15/08                            256,410
    210,000       Delaware County, Pennsylvania, 5.35%, due 10/01/08,
                     callable 10/01/00 at 100                                                     214,137
    300,000       Minneapolis, Minnesota Special School District, No. 1,
                     4.20%, due 2/01/09, callable 2/01/07                                         281,610
    100,000       Montgomery County, Pennsylvania, 4.60%, due 7/15/09                              96,840
    275,000       Shippensburg, Pennsylvania, 5.00%, due 11/15/09,
                     callable 11/01/02 at 100 (FGIC)                                              271,810
    200,000       Connecticut State, 5.30%, due 5/15/10, callable 5/15/06
                     at 101                                                                       200,800
    125,000       Berks County, Pennsylvania, 5.00%, due 5/15/10 (FGIC)                           122,513
    325,000       Port Houston Authority, Harris County, Texas,
                     5.00%, due 10/01/10, callable 10/01/07 at 100                                320,450
    240,000       North Penn Pennsylvania School District, 4.60%,
                     due 9/01/11, callable 9/01/09 at 100 (FSA)                                   221,575
    310,000       Girard Pennsylvania School District, 4.55%
                     due 11/15/11, callable 11/15/09 at 100 (FGIC)                                287,370
    100,000       Arlington Heights, Illinois, 5.00%, due 12/l/11,
                      callable 12/01/05 at 100                                                     96,920

Shepmyers Investment Company

December 31, 1999


Principal                                                                                       Market
  Amount               Description                                                              Value
---------------------------------------------------------------------------------------------------------
                  General Obligation Bonds--69.62% (Continued):
  $ 250,000       Pennsylvania State Refunding and Projects,
                      5.375%, due 4/15/12, callable 4/15/03 at 101.50                         $   248,650
    450,000       Florida State Board of Education, 5.30%, due 6/01/13,
                     callable 6/01/03 at 101                                                      441,360
    400,000       North Penn Pennsylvania School District,
                     4.75%, due 9/01/13, callable 9/01/09 at 100 (FSA)                            366,720
    350,000       New Jersey State, 5.25%, due 8/01/14,
                     callable 8/01/09 at 100                                                      338,100
    300,000       Armstrong, Pennsylvania School District, 5.10%,
                     due 9/15/14, callable 9/15/04 at 100 (FGIC)                                  284,220
                                                                                              -----------
                  Total general obligation bonds                                               10,248,029

                  Special Obligation Bonds--2.04%,
    300,000       Pennsylvania Intergovernmental Coop Authority,
                     Special Tax Revenue, Philadelphia Fund,
                     4.70%, due 6/15/01 (FGIC)                                                    300,930
                                                                                              -----------
                  Revenue Bonds--24.69%:
    300,000       Pennsylvania State Certificates of Participation,
                     Lease Revenue, 4.90%, due 7/01/02 (AMBAC)                                    300,810
    275,000       East Penn Pennsylvania School District, 5.55%,
                     due 11/15/13, pre-refunded 5/15/02 at 100 (MBIA)                             280,638
    125,000       East Penn Pennsylvania School District, 5.45%,
                     due 11/15/11, pre-refunded 5/15/02 at 100 (MBIA)                             127,288
    250,000       Lancaster County, Pennsylvania Vo-Tech School Authority,
                     6.50%, due 2/15/07, pre-refunded 2/15/04 at 100                              265,650
    175,000       State Public Schools Pennsylvania College Revenue
                    (Harrisburg Community), 5.10%, due 4/01/06 (MBIA)                             176,838
    200,000       Tennessee State LOC Development Authority,
                     4.75%, due 3/01/08, callable 3/01/06 at 100 (MBIA)                           196,440
    250,000       Virginia Resource Authority (Clean Water State
                     Revolving Fund), 4.80%, due 10/01/07                                         247,750
    190,000       Salt River Project Arizona, Agricultural and Power
                     System Electric System, 5.00%, due 1/01/10                                   187,530

Shepmyers Investment Company

December 31, 1999


Principal                                                                                        Market
  Amount               Description                                                               Value
---------------------------------------------------------------------------------------------------------

                  Revenue Bonds--24.69% (Continued):
   $ 300,000      Howard County Maryland Public Improvement,
                     5.00%, due 2/15/11                                                       $   292,350
     200,000      Kentucky State Property and Building, 5.00%, due 9/01/10                        192,680
     200,000      Lincoln Nebraska Electric System, 5.25%,
                     due 9/01/11, callable 9/01/03 at 102                                         195,460
     200,000      Madison Wisconsin Sewer System, 5.00%,
                     due 12/0l/11, callable 12/01/06 at 100                                       194,460
     350,000      Lancaster Pennsylvania Area Sewer Authority,
                     5.50%, due 4/01/12, callable 10/01/03 at 100 (MBIA)                          350,735
     200,000      Governor Mifflin Pennsylvania School District,
                     5.40%, due 9/15/12, callable 9/15/03 at 100 (AMBAC)                          199,480
     100,000      Virginia Resource Authority (Appromattox River Water
                     Authority), 5.25%, due 10/01/13, callable 10/01/03 at 102                     95,980
     350,000      Indiana State office Building (Community Facilities),
                     5.25%, due 7/01/14, callable 7/01/09 at 101 (AMBAC)                          330,190
                                                                                              -----------
                  Total revenue bonds                                                           3,634,279
                                                                                              -----------
                  Short-Term Investments--at cost, approximating
                     market--2.03%
     298,363      Muni Fund Portfolio of Municipal Funds for Temporary
                     Investment                                                                   298,363
                                                                                              -----------
                  Total investments--100% (cost $14,842,432)                                  $14,720,801
                                                                                              ===========


See Notes to Financial Statements.

Shepmyers Investment Company

STATEMENT OF OPERATIONS

Year Ended December 31, 1999

Investment income:
  Interest                                                            $ 781,987
                                                                      ---------
  Expenses:
    Investment advisory fees                                             25,000
    Custodian fees                                                        9,212
    Transfer and dividend disbursing agent fees                           4,255
    Legal and professional fees                                          33,936
    Officers' salaries and directors' fees                               32,600
    Capital stock tax                                                     2,400
    Clerical                                                              2,500
    Insurance                                                             2,425
    Miscellaneous                                                        13,082
                                                                      ---------
                                                                        125,410
                                                                      ---------
      Net investment income                                             656,577

Realized and unrealized gain (loss) on investments:
  Net realized gain from investment transactions                         76,569
  Net unrealized depreciation of investments                           (771,357)
                                                                      ---------
    Net loss on investments                                            (694,788)
                                                                      ---------
    Net decrease in net assets resulting from operations              $ (38,211)
                                                                      =========

See Notes to Financial Statements.

Shepmyers Investment Company

STATEMENTS OF CHANGES IN NET ASSETS


                                                                     Year Ended December 31
                                                                -------------------------------
                                                                    1999                1998
                                                                -----------         -----------
Changes resulting from operations:
   Net investment income                                        $   656,577         $   705,576
   Net realized gain from investment transactions                    76,569               8,775
   Net unrealized appreciation (depreciation) of investments       (771,357)             99,691
                                                                -----------         -----------
      Net increase (decrease) in net assets resulting
         from operations                                            (38,211)            814,042

Distributions to shareholders:
   Dividends from net investment income                            (706,804)           (729,853)
   Dividends from realized capital gains                            (76,569)            (18,026)
                                                                -----------         -----------
      Total Increase (decrease) in net assets                      (821,584)             66,163

Net assets:
   Beginning of year                                             15,618,072          15,551,909
                                                                -----------         -----------
   End of year (including undistributed net investment
     income of $194,793 and $245,020, respectively)             $14,796,488         $15,618,072
                                                                -----------         -----------

See Notes to Financial Statements.

Shepmyers Investment Company

FINANCIAL HIGHLIGHTS

                                                                     Year ended December 31,
                                                    -------------------------------------------------------
                                                      1999        1998        1997        1996        1995
                                                    -------     -------     -------     -------     -------
PER SHARE DATA (for a share outstanding
   throughout the indicated year)

   Net asset value, beginning of year               $ 20.33     $ 20.24     $ 20.25     $ 20.49     $ 19.81

   Income from investment operations:
      Investment income                                1.01        1.06        1.10        1.15        1.16
      Expenses                                          .16         .14         .15         .15         .14
                                                    -------     -------     -------     -------     -------
   Net investment income                                .85         .92         .95        1.00        1.02
   Net realized and unrealized gain (loss)
      on investments                                   (.90)        .14         .08        (.21)        .67
                                                    -------     -------     -------     -------     -------
   Total from investment operations                    (.05)       1.06        1.03         .79        1.69

   Less distributions:
      Dividends from net investment income             (.92)       (.95)       (.99)      (1.03)      (1.01)
      Distribution from net realized gain from
         investment transactions                       (.10)       (.02)       (.05)         --          --
                                                    -------     -------     -------     -------     -------
   Total distributions                                (1.02)       (.97)      (1.04)      (1.03)      (1.01)
                                                    -------     -------     -------     -------     -------
   Net asset value, end of year                     $ 19.26     $ 20.33     $ 20.24     $ 20.25     $ 20.49
                                                    =======     =======     =======     =======     =======

   Total return based on net asset value
      per share (1)                                   (0.38)%      5.24%       5.09%       3.80%       8.58%
                                                    =======     =======     =======     =======     =======

RATIOS/SUPPLEMENTAL DATA

   Net assets, end of year (in thousands)           $14,796     $15,618     $15,552     $15,556     $15,745

   Ratio of expenses to average net assets              .83%        .72%        .75%        .75%        .72%

   Ratio of net investment income to
      average net assets                                4.34%      4.50%       4.78%       4.99%       5.10%

   Portfolio turnover rate                            18.21%      14.52%      21.71%      12.61%      11.00%

   Number of shares outstanding at end of year      768,238     768,238     768,238     768,238     768,238

----------
(1) Total return based on market price has not been disclosed due to lack of market price information.

See Notes to Financial Statements.

Shepmyers Investment Company
NOTES TO FINANCIAL STATEMENTS


1
--------------------------------------------------------------------------------
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management company and intends to meet the requirements of a regulated investment company as defined under Subchapter M of the Internal Revenue Code. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

     The Company's investment objective is to seek as high a level of income and capital gains, net of federal income tax as is consistent with the preservation of capital. The Company will invest primarily in tax-exempt obligations, but may also own taxable obligations, preferred stock (including convertible preferred stocks), other fixed-income securities and common stocks (including warrants and rights to purchase common stocks). The relative proportions of the types of the Company's portfolio securities will vary from time to time but not less than 50% of the portfolio will be invested in obligations issued by states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations, the interest on which is exempt from federal income tax in the opinion of bond counsel to the issuers.

     Valuation of investments:

          Investments are valued based on prices furnished by an independent pricing service. This service determines the valuations based on valuations for normal institutional size trading units of debt securities. In most instances, these valuations represent the mean between the most recently quoted bid and ask prices. In the event that market quotations are not readily available, securities are valued at their fair value by the investment advisor under the supervision and responsibility of the Company's Board of Directors. These valuations are believed to accurately reflect the fair market value of such securities.

     Recording of transactions:

          Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividends and distributions to shareholders are recorded on the declaration date.

     Use of estimates:

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Determination of realized gains or losses from investment transactions:

          Realized gains or losses from investment transactions are calculated on the identified cost basis.

Shepmyers Investment Company
NOTES TO FINANCIAL STATEMENTS


1
--------------------------------------------------------------------------------
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


     Federal income tax:

          It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and realized net gain from investment transactions to its shareholders and, accordingly, no provision has been made for federal income taxes.

     Investment income:

          The Company records interest income on the accrual basis. In computing net investment income, the Company amortizes premium over the life of the security, unless said premium is in excess of any call price, in which case the excess is amortized to the earliest call date. Original issue discount is accreted over the life of the security.

2
--------------------------------------------------------------------------------
INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Investment Advisory Agreement provides that the Company will pay to the Investment Advisor, as compensation for services provided, a fee at an annual rate of $25,000. At December 31, 1999, $6,250 is payable.

     An officer of the Company is a partner in a law firm that provides legal services to the Company. Fees to the firm for legal services aggregated $20,436 in 1999, of which $4,250 is payable at December 31, 1999.

     The Board of Directors has resolved that each director be paid $250 per meeting attended plus an annual fee of $600, and that the Chairman of the Board be paid an annual consulting fee of $15,000 and other officers an annual salary of $100 as compensation for their services. Directors and officers are reimbursed by the Company for out-of-pocket expenses incurred in attending meetings of the Board of Directors.

Shepmyers Investment Company
NOTES TO FINANCIAL STATEMENTS


3
--------------------------------------------------------------------------------
COST, PURCHASES, AND SALES OF SECURITY INVESTMENTS

     Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, aggregated $2,691,223 and $2,731,792, respectively, during the year ended December 31, 1999.

     At December 31, 1999, the cost of investment securities owned is the same for financial reporting and federal income tax purposes. Net unrealized depreciation of investment securities is $121,631 (aggregate gross unrealized depreciation of $271,811 plus aggregate gross unrealized appreciation of $150,180).

4
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS

     The components of net assets at December 31, 1999, are as follows:

         Common stock issued and outstanding, including
            additional paid-in capital                             $14,723,326
         Undistributed net investment income                           194,793
         Net unrealized depreciation of investments                   (121,631)
                                                                   -----------
                                                                   $14,796,488
                                                                   ===========

5
--------------------------------------------------------------------------------
DIVIDENDS

     On October 11, 1999, the Board of Directors declared a cash dividend from net investment income of $.15 per share payable January 3, 2000 to shareholders of record on December 1, 1999.

Shepmyers Investment Company
NOTES TO FINANCIAL STATEMENTS


6
--------------------------------------------------------------------------------
PLAN OF REORGANIZATION

On January 21, 2000, a plan of reorganization was adopted to be effective April 7, 2000. The reorganization will consist of the transfer of all assets of the Company to an Acquiring Fund in exchange for voting shares of beneficial interest and the assumption by the Acquiring Fund of all the stated liabilities of the Company and distribution of shares to the shareholders of the Company resulting in complete liquidation of the Company.

                               CORPORATE DIRECTORY


DIRECTORS AND OFFICERS

P.E. Spears*
         President and Chairman of the Board

G.P. King*
         Vice President & Treasurer

W.B. McConnel, III
         Secretary

L.S. DeVan*
J.M. Fuss*
R.E. Lemmon, Jr.*
R.P. Myers*
P.F. Spears*
J.F. Thompson, III*
C.D. Weber*

                                                                      *Director

AUDITOR

Beard & Company, Inc.
         Reading, Pennsylvania


COUNSEL

Drinker Biddle & Reath LLP
         Philadelphia, Pennsylvania


INVESTMENT ADVISOR

The Rittenhouse Trust Company
         Radnor, Pennsylvania


CUSTODIAN, TRANSFER AGENT, REGISTRAR & DIVIDEND DISBURSING AGENT

Investors Trust Company
         Wyomissing, Pennsylvania